UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: June 24, 2010


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

    Colorado                    0-29670                 84-1491159
----------------------   ----------------------        ------------
(State or other         (Commission File number)  (IRS Employer Identification
jurisdiction of                                        number)
incorporation)

                    1410 High Street, Denver, Colorado 80218
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (800)669-6511
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Sun River Energy, Inc. has entered into a Settlement Agreement regarding its litigation with LPC Investment, LLC and Kevin Paul which require the purchase of 1,900,139 shares of common stock for $1,482,108 under the terms of a Settlement Agreement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     SUN RIVER ENERGY, INC.


                                     By: /s/Redgie Green
                                     -------------------
                                            Redgie Green, CEO


     Date:  June 30, 2010